UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Invesco Mortgage Capital Inc.

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INVESCO MORTGAGE CAPITAL INC.
Two Peachtree Pointe
1555 Peachtree Street N.E.
Atlanta, Georgia 30309

March 30, 2010

Dear Fellow Stockholder,

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc., which will be held on Monday, May 10, 2010 at 3:00 p.m., Eastern Time, in the Appalachians Room, 18th Floor, at our headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We are pleased to furnish proxy materials to our stockholders over the Internet for this, our first Annual Meeting. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower costs and reduce the environmental impact of our Annual Meeting. On March 30, 2010, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice contained instructions on how to access our 2010 Proxy Statement, Annual Report on Form 10-K and other soliciting materials and how to vote. The Notice also contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report if you so desire.

We hope you are planning to attend the meeting. Your vote is important and we encourage you to vote promptly. Whether or not you are able to attend the meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet or via the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted.

On behalf of the Board of Directors, I extend our appreciation for your continued support.

Yours sincerely,

Neil Williams Chairman

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 10, 2010

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. will be held on Monday, May 10, 2010, at 3:00 p.m., Eastern Time, in the Appalachians Room, 18th Floor, at our headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, for the following purposes:

1. To elect five (5) directors to the Board of Directors to hold office until the annual meeting of stockholders in 2011;

2. To appoint Grant Thornton LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of our common stock on March 18, 2010 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof. Whether or not you are able to attend in person, please vote via the Internet or the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

By Order of the Board of Directors,

Robert H. Rigsby, Secretary

March 30, 2010

  i

ADMISSION TO THE 2010 ANNUAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own common stock as of the close of business on March 18, 2010 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•
If your shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•
If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned common stock on March 18, 2010.

No cameras, recording devices or large packages will be permitted in the meeting room.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	5
INFORMATION ABOUT DIRECTOR NOMINEES	6
INFORMATION ABOUT THE EXECUTIVE OFFICERS OF THE COMPANY	7
CORPORATE GOVERNANCE	8
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES	9
BOARD MEETINGS AND ANNUAL MEETING OF STOCKHOLDERS	9
COMMITTEE MEMBERSHIP AND MEETINGS	10
THE AUDIT COMMITTEE	10
THE COMPENSATION COMMITTEE	11
THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	11
DIRECTOR COMPENSATION	13
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS	14
SECURITY OWNERSHIP OF MANAGEMENT	15
EXECUTIVE COMPENSATION	15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	15
REPORT OF THE AUDIT COMMITTEE	16
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
PRE-APPROVAL PROCESS AND POLICY	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
RELATED PERSON TRANSACTION POLICY	19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
PROPOSAL NO. 2 —APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
ADDITIONAL INFORMATION	21

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Invesco Mortgage Capital Inc. (“Board” or “Board of Directors”) for the Annual Meeting to be held on Monday, May 10, 2010, at 3:00 p.m. Eastern Time. In this Proxy Statement, except where the context suggests otherwise, the terms “company,” “we,” “us,” and “our” refer to Invesco Mortgage Capital Inc., together with its consolidated subsidiaries, including IAS Operating Partnership LP, which we refer to as “our operating partnership;” “our Manager” refers to Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.) Inc.), our external manager; “Invesco” refers to Invesco Ltd., together with its consolidated subsidiaries (other than us), the indirect parent company of our Manager.

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?
You have received these proxy materials because the company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on May 10, 2010. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”).

Why did I not receive my proxy materials in the mail?
As permitted by rules of the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (“Annual Report”) available to our stockholders electronically via the Internet. We believe that this “e-proxy” process will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our Annual Meeting.

On March 30, 2010, we mailed to stockholders of record as of the close of business on March 18, 2010 a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

We have requested banks, brokerage firms and other nominees who hold company common stock on behalf of the owners of the common stock (such owners are often referred to as “beneficial stockholders” or “street name holders”) as of the close of business on March 18, 2010 to forward the Notice to those beneficial stockholders. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Who is entitled to vote?	Each holder of record of company common stock on March 18, 2010, the record date for the Annual Meeting, is entitled to attend and vote at the Annual Meeting.

How many votes do I have?
Every holder of a common share on the record date will be entitled to one vote per share for each Director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On March 18, 2010, the record date for the Annual Meeting, there were 16,938,046 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What proposals are being presented at the Annual Meeting?	The company intends to present proposals numbered one and two for stockholder consideration and voting at the Annual Meeting. These proposals are for:
1. Election of five (5) members of the Board of Directors; and

2. Appointment of Grant Thornton LLP as the company’s independent registered public accounting firm.

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

How do I attend the Annual General Meeting?
All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on March 18, 2010 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership. Registration will begin at 12:00 p.m. Eastern Time and the Annual Meeting will begin at 3:00 p.m. Eastern Time.

•     If your company shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•      If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

•      If your company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on March 18, 2010. You should report to the check-in area for admission to the Annual Meeting.

What is a proxy?
A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: Neil Williams, Chairman of the Board of Directors; Richard J. King, President and Chief Executive Officer; John M. Anzalone, Chief Investment Officer, Donald R. Ramon, Chief Financial Officer and Robert H. Rigsby, Vice President and Secretary.

How do I vote?	You may vote your shares in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•     Via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Time on May 9, 2010, by accessing the web site at http://www.proxyvoting.com/ivr and following the instructions you will find on the Web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

• By Telephone: You can submit a proxy by telephone until 11:59 p.m. Eastern Time on May 9, 2010, by calling toll-free 1-866-540-5760 (from the U.S. and Canada) and following the instructions.

•      By Mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker.

Even if you plan to be present at the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before it is exercised:

• Grant a subsequent proxy through the Internet or telephone;

• Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy card (or voting instruction card);

• Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card; or

• If you are a holder of record, or a beneficial owner with a proxy from the holder of record, vote in person at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
It means you own company common stock in more than one account, such as individually and also jointly with your spouse. Please vote all of your common stock. Beneficial stockholders sharing an address who are receiving multiple copies of the Notice or the proxy materials may contact their broker, bank or other nominee to request that only a single copy of such document(s) be mailed to all stockholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, your broker, bank or other nominee may deliver only one copy of the Notice or the proxy materials to multiple stockholders who share an address unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon request, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate written copy of such documents, now or in the future, should submit their request to our Secretary at: company.secretary@invesco mortgagecapital.com or by writing Invesco Mortgage Capital Inc., Attn: Office of the Secretary, 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

What is a quorum?
A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

What vote is required in order to approve each proposal?
For each proposal, the affirmative vote of the holders of common stock having a majority of the votes cast on such proposal at the Annual Meeting is required. Votes “cast” include only votes cast with respect to shares present in person or represented by proxy and excludes abstentions and broker non-votes.

Please note that the rules that guide how brokers vote your shares have recently changed. Under revised New York Stock Exchange (“NYSE”) rules, your broker may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on one or more of the director election proposals, the broker may NOT exercise discretion to vote for or against the proposals. This would be a “broker non-vote” and these shares would not be counted as having been voted on the applicable director election proposal. We therefore strongly encourage you to instruct your broker on how you wish to vote your shares.

Pursuant to Maryland law (i) shares of common stock which are represented by “broker non-votes” (i.e., common stock held by brokers which are represented at the Annual Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) shares which abstain from voting on any matter, are not included in the determination of the common stock voting on such matter, but are counted for quorum purposes.

How will voting on any other business be conducted?
Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on the matter in their discretion.

Who will count the votes?
A representative of our transfer agent will act as the inspector of election and will tabulate the votes. The voting results will be published in a Form 8-K that we will file with the SEC within four (4) business days of the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

Our Board of Directors currently has five directors, each of whom is serving a one-year term of office that continues until the Annual Meeting in 2010, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated.

The Board has nominated G. Mark Armour, James S. Balloun, John S. Day, Karen Dunn Kelley and Neil Williams for election as directors of the company for a term ending at the 2011 annual meeting. All of such nominees are current directors of the company. Each nominee has indicated to the company that he or she would serve if elected.

Under our Bylaws, at any general meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving a majority of the votes cast with respect to such nominee at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under our Bylaws to submit his or her resignation as a director. Our Nominating and Corporate Governance Committee would then make a recommendation to the full Board on whether to accept or reject the resignation. If the resignation is not accepted by the Board, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill the vacancy or decrease the size of the Board. However, if the number of nominees exceeds the number of positions available for the election of directors, the directors so elected shall be those nominees who have received the greatest number of votes and at least a majority of the votes cast in person or by proxy.

For a director to be considered independent, the Board must affirmatively determine that the director does not have any material relationship with the company either directly or as a partner, stockholder or officer of an organization that has a relationship with the company. Such determinations are made and disclosed pursuant to applicable NYSE or other rules. A material relationship can include, but is not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships. In accordance with the rules of the NYSE, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and do not have a material relationship with the company: James S. Balloun, John S. Day and Neil Williams.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE DIRECTOR NOMINEES. The voting requirements for this proposal are described above and in the “Questions and Answers About Voting Your Shares” section.

INFORMATION ABOUT DIRECTOR NOMINEES

Listed below are the names, ages as of March 30, 2010, and principal occupations for the past five years of the director nominees.

G. Mark Armour (56) Director

Mark Armour has served as a director since June 5, 2008. Mr. Armour is the Co-President, Co-Chief Executive Officer and a Director of our Manager. Mr. Armour is also the Senior Managing Director and Head of Invesco’s Worldwide Institutional business, positions he has held since January 2007. Mr. Armour was previously the Head of Sales & Client Service for the Worldwide Institutional business. He was Chief Executive Officer of Invesco Australia from September 2002 until July 2006. Prior to joining Invesco, Mr. Armour held significant leadership roles in the funds management business, both in Australia and Hong Kong. He previously served as Chief Investment Officer for ANZ Investments and spent almost 20 years with the National Mutual/AXA Australia Group, where he was Chief Executive, and Funds Management from 1998 to 2000. Mr. Armour graduated with honors with a Bachelor of Economics from La Trobe University in Melbourne, Australia.

James S. Balloun  (71) Non-Executive Director

James S. Balloun has served as a director since July 1, 2009. Mr. Balloun serves as a non-executive director of our Company and as Chairman of the Compensation Committee. Mr. Balloun was previously the Chairman and Chief Executive Officer of Acuity Brands, Inc. from November 2001 until his retirement in September 2004 and was the Chairman, President and Chief Executive Officer of National Services Industries, Inc. prior to National Services Industries, Inc.’s spin-off of Acuity Brands in November 2001. Prior to joining National Services Industries, Inc., Mr. Balloun was with McKinsey & Company, Inc. from 1965 to 1996. Mr. Balloun is on the board of directors of Radiant Systems, Inc. where he is the Chairman of the Nominating and Corporate Governance Committee, Enzymatic Deinking Technologies, LLC, Unisen/StarTrac and the Georgia Port Authority. Mr. Balloun received a Bachelor of Science from Iowa State University and a Master of Business Administration from Harvard Business School.

John S. Day (61) Non-Executive Director

John S. Day has served as a director since July 1, 2009. Mr. Day serves as a non-executive director of our Company and as Chairman of the Audit Committee. Mr. Day was previously with Deloitte & Touche LLP from 2002 until his retirement in December 2005. Prior to joining Deloitte & Touche LLP, Mr. Day was with Arthur Andersen LLP from 1976 to 2002. Mr. Day serves on the board of directors of Force Protection, Inc., where he is the Chairman of the Audit Committee, and Lenbrook Square Foundation, Inc. Mr. Day received a Bachelor of Arts from the University of North Carolina and a Master of Business Administration from Harvard Business School.

Karen Dunn Kelley (49) Director

Karen Dunn Kelley has served as a director since June 5, 2008. Ms. Dunn Kelley is the Chief Executive Officer of Invesco Fixed Income, with responsibility for its fixed income and cash management business and is also a member of Invesco’s Executive Management and Worldwide Institutional Strategy Committees. She is President and Principal Executive Officer of Short-Term Investments Trust and Aim Treasurer’s Series Trust and serves on the board of directors for the Short-Term Investments Company (Global Services) plc and Aim Global Management Company, Ltd. Ms. Dunn Kelley joined Invesco Aim Management Group, Inc. in 1989 as a money market Portfolio Manager. Ms. Dunn Kelley has been in the investment business since 1982. Ms. Dunn Kelley graduated magna cum laude with a Bachelor of Science from Villanova University, College of Commerce and Finance.

Neil Williams (73) Non-Executive Director

Neil Williams has served as a director since July 1, 2009. Mr. Williams serves as the Non-Executive Chairman of the Board of Directors of our Company and as Chairman of the Nominating and Governance Committee. Mr. Williams was previously the general counsel of Invesco from 1999 to 2002. Mr. Williams was a partner of Alston & Bird LLP from 1965 to 1999 where he was managing partner from 1984 through 1996. Mr. Williams serves on the board of directors of Acuity Brands, Inc. where he is the Lead Director and Chairman of the Governance Committee and on the board of directors of Printpack, Inc. Mr. Williams received a Bachelor of Arts in 1958 and a J.D. in 1961 from Duke University.

 Director and Nominee Qualifications to Serve on our Board

As described in greater detail below, the Board believes that there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position as a director. (See below under the caption “THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE.”)  The Board believes that, consistent with these requirements, each member of our Board displays a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing our company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the company and its stockholders and a dedication to enhancing stockholder value. The Board does not consider individual directors to be responsible for particular areas of the Board’s focus or specific categories of issues that may come before it. Rather, the Board seeks to assemble a group of directors that, as a whole, represents a mix of experiences and skills that allows appropriate deliberation on all issues that the Board might be likely to consider.  Set forth below is a brief description of the particular experience or skills of each director that led the Board to conclude that such person should serve as a director in light of our business and structure.

G. Mark Armour – Mr. Armour has spent over 25 years in the investment management industry, including as an investment professional, and in a series of executive management positions, such as managing investment professionals, risk committee oversight and as a former director of publicly listed companies. Through his decades of involvement in all aspects of investment management, he has gained an extensive understanding of many different facets of our organization, which give his participation in our Board’s deliberations significant weight.

James S. Balloun - Mr. Balloun has extensive experience as both a chairman and chief executive officer of public companies in a variety of industries.  Prior to fulfilling these senior leadership roles, Mr. Balloun had counseled management at some of the world’s largest companies during his over thirty-year career at one of the world’s most respected business consulting firms. Mr. Balloun’s broad appreciation for international business issues garnered over this extraordinary career has made him a particularly valuable addition to our directors’ mix of skills.

John S. Day - Mr. Day has amassed extensive experience in finance and accounting, having served for nearly three decades at two of the world’s largest accounting firms. In keeping with his experience, Mr. Day chairs our Audit Committee, where he is additionally recognized by the Board as our audit committee financial expert under SEC rules.

Karen Dunn Kelley - Ms. Kelley has in-depth experience of the investment aspects of the company’s operations, having served since 1982 in capacities of increasing responsibility within our Manager’s fixed income and cash management business. Due to her varied roles within Invesco over the past 21 years, Ms. Kelley has gained a broad understanding of the types of business and investment issues that are faced by companies similar to ours, and this experience has enabled her to provide effective counsel to our Board on many issues of concern to our management.

Neil Williams - Mr. Williams brings to the Board more than twelve years of experience leading one of the largest law firms in Atlanta, Georgia, where Invesco was founded and grew to prominence. He also has extensive knowledge of our Manager and its business, having served as Invesco’s first general counsel from 1999 to 2002.  His prior career as one of the region’s premier corporate and business lawyers has given Mr. Williams broad experience of the types of issues that are regularly faced by financial service providers such as the company.

INFORMATION ABOUT THE EXECUTIVE OFFICERS OF THE COMPANY

In addition to Mr. Armour and Ms. Kelley, whose information is set forth above, the following is a list of individuals serving as executive officers of the company as of the date of this Proxy Statement. All company executive officers are elected annually and serve at the discretion of the company’s Board of Directors or Chief Executive Officer.

Richard J. King, CFA (50) President and Chief Executive Officer.

Mr. King has served as our President and Chief Executive Officer since June 16, 2008. He is also a member of the Invesco Fixed Income senior management team, and is the Head of US Investment Grade Fixed Income Investment, contributing 25 years of fixed income investment expertise. Mr. King joined Invesco in 2000 and has held positions as Senior Portfolio

Manager and Product Manager for Core and Core Plus, Head of the Structured Team, and Head of Portfolio Management, leading a team responsible for portfolio management of all investment-grade domestic fixed income portfolios. Prior to Invesco, Mr. King spent two years as Head of Fixed Income at Security Management, and ten years with Criterion Investment Management, where he served as Chairman of the Core Sector Group. He also served as Managing Director and Portfolio Manager with Bear Stearns Asset Management. Starting in 1984, he spent four years with Ohio PERS as an Investment Analyst, with the responsibility of analyzing and trading corporate bonds and mortgage-backed securities. Mr. King began his career in 1981, as an auditor for Touche Ross & Co. Mr. King received a Bachelor of Science in Business Administration from Ohio State University. Mr. King is a Chartered Financial Analyst.

John M. Anzalone, CFA (45) Chief Investment Officer.

Mr. Anzalone has served as our Chief Investment Officer since June 25, 2009. He is also a Senior Director and Head of Research & Trading, Mortgage-Backed Securities for our Manager. Mr. Anzalone joined Invesco’s Fixed Income Division in 2002. As the Head of the MBS group, he is responsible for the application of investment strategy across portfolios consistent with client investment objectives and guidelines. Additionally, the MBS team is responsible for analyzing and implementing investment actions in the residential and commercial mortgage-backed securities sectors. Mr. Anzalone began his investment career in 1992 at Union Trust. In 1994 he moved to AgriBank, FCB, where he served as a Senior Trader for six years. Mr. Anzalone is also a former employee of Advantus Capital Management where he was a Senior Trader responsible for trading mortgage-backed, asset-backed and commercial mortgage securities. Mr. Anzalone received a Bachelor of Arts in Economics from Hobart College and a Master of Business Administration from the Simon School at the University of Rochester. Mr. Anzalone is a Chartered Financial Analyst.

Donald R. Ramon, CPA (46) Chief Financial Officer.

Mr. Ramon is our Chief Financial Officer and joined Invesco in 2009. Mr. Ramon has 23 years of banking and financial institution experience which includes five years working directly with mortgage REITs. Mr. Ramon began his career in 1986 with SunTrust Banks, Inc. where he held several accounting and internal audit positions over 13 years, including two years as the Senior Financial Officer for numerous private mortgage REITs. From 1999 to 2005, Mr. Ramon worked for GE Capital Corporation, overseeing their U.S. banking operations. In addition, Mr. Ramon spent two years as Chairman of the Board, Chief Executive Officer and President of GE Money Bank and Monogram Credit Card Bank of Georgia and four years as Chief Financial Officer for the same. From 2005 to 2008, Mr. Ramon was SVP and Controller of HomeBanc Corp., a publicly held mortgage REIT. In 2008, Mr. Ramon was named Acting Chief Executive Officer and Chief Financial Officer. Mr. Ramon received a bachelor’s degree in Accounting from the University of South Florida. Mr. Ramon is a Certified Public Accountant.

CORPORATE GOVERNANCE

Board of Directors and Committees.  Our business is managed by our Manager, subject to the supervision and oversight of our Board of Directors, which has established investment guidelines for our Manager to follow in its day-to-day management of our business. A majority of our Board of Directors is “independent,” as determined by the requirements of the NYSE and the regulations of the SEC. Our directors keep informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Our Board of Directors has formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and has adopted charters for each of these committees. Each of these committees has three directors and is composed exclusively of independent directors, as defined by the listing standards of the NYSE. Moreover, the Compensation Committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b-3 of the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code, qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.

Corporate Governance Guidelines.  The Board has also adopted Corporate Governance Guidelines (“Guidelines”) which are available in the corporate governance section of the company’s Web site at www.invescomortgagecapital.com (the “company’s Web site”). The Corporate Governance Guidelines set forth the practices the Board follows with respect to, among other matters, the composition of the Board, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation and performance evaluation of the Board.

Board Leadership Structure.  As described in the Guidelines, the company’s business is conducted day-to-day by its officers and our external Manager, under the direction of the chief executive officer and the oversight of the Board, to enhance the long-term value of the company for its stockholders.  The Board is elected by the stockholders to oversee the officers of the company and our external Manager and to assure that the long-term interests of the stockholders are being served.  In light of these differences in the fundamental roles of the Board and management, the company has chosen to separate the chief executive officer and Board chairman positions. The separation of these roles: (i) allows the Board to more effectively monitor and objectively evaluate the performance of the chief executive officer, such that the chief executive officer is more likely to be held accountable for his performance, (ii) allows the non-executive chairman to control the Board’s agenda and information flow, and (iii) creates an atmosphere in which other directors are more likely to challenge the chief executive officer and other members of our senior management team. For these reasons, the company  believes that this board leadership structure is currently the most appropriate structure for the company. Nevertheless, the Board may reassess the appropriateness of the existing structure at any time, including following changes in management, in Board composition or in the character of the company’s business and operations.

Code of Conduct.  Our Board of Directors has established a code of ethics that applies to our officers and directors and to our Manager’s officers, directors and personnel when such individuals are acting for or on our behalf (the “code of conduct”). Among other matters, our code of conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.

Any waiver of the code of conduct for our executive officers or directors may be made only by our Board of Directors or one of our Board committees. The code of conduct is posted on our company’s Web site. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the code of conduct by posting such information on our Web site.

Board’s Role in Risk Oversight. We believe that risk oversight responsibility rests with the full Board of Directors.  Therefore, the Board has principal responsibility for oversight of the company’s risk management processes and for understanding the overall risk profile of the company.  The Board has not delegated primary risk oversight responsibility to a committee of the Board, although Board committees routinely address specific risks and risk processes within their purview.

In addition, since the company is externally managed by our Manager, we rely upon the operational and investment risk oversight functions of our Manager and its Invesco affiliates. In that regard, Invesco's performance and risk professionals at its respective investment centers provide our Manager and its affiliates with investment oversight facilitation and periodic monitoring of investment risks, while Invesco’s Corporate Risk Management Committee facilitates a focus on strategic, operational and all other business risks.  Through regular and consistent risk communication, our Manager has reasonable assurance that all material operational and investment risks of the company are being addressed.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

BOARD MEETINGS AND ANNUAL MEETING OF STOCKHOLDERS

During the calendar year ended December 31, 2009, the Board held four meetings (not including committee meetings). Each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he or she served during 2009. The Board does not have a formal policy regarding Board member attendance at stockholder meetings. The non-executive directors (those directors who are not officers or employees of the company) meet in executive session at least once per year during a regularly scheduled Board meeting without management. Neil Williams, a non-executive and independent director, has been appointed to preside at the executive sessions of the non-executive directors.

COMMITTEE MEMBERSHIP AND MEETINGS

The current committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The table below provides current membership information.

Director	Audit	Compensation	Nominating & Corporate Governance
G. Mark Armour	-	-	-
James S. Balloun	M	C	M
John S. Day	C	M	M
Karen Dunn Kelley	-	-	-
Neil Williams	M	M	C
____________

M — Member
C — Chairman

Below is a description of each committee of the Board. The Board has affirmatively determined that each committee consists entirely of independent directors pursuant to rules established by the NYSE and rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

THE AUDIT COMMITTEE

The Audit Committee is chaired by Mr. Day and consists additionally of Messrs. Balloun and Williams. Under its charter, the committee is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules and is also “financially literate.” Committee members are appointed and removed by the Board. The committee is required to meet at least quarterly. The committee periodically meets with the independent auditor in separate executive sessions without members of senior management present. The committee has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties. It reports to the Board regularly and annually reviews its own performance and the terms of its charter and recommends any proposed changes to the Board. The committee met three times during 2009.

The committee’s charter is available on the company’s Web site.  The charter sets forth the committee’s responsibilities, which include assisting the Board in fulfilling its responsibility to oversee the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the company’s internal audit function and independent auditor. The committee is responsible for making recommendations to the stockholders regarding the appointment of the independent auditor and for pre-approval of its engagement to provide any audit or permitted non-audit services under agreed policies and procedures. The committee is also responsible for establishing hiring policies for current or former employees of its independent auditor. It annually reviews the independent auditor’s report and evaluates its qualifications, performance and independence. The committee is also responsible for monitoring and reviewing the effectiveness of the company’s internal audit function. In connection with financial reporting, the committee is responsible for reviewing and discussing with management and the independent auditor (i) the company’s audited financial statements and related disclosures, (ii) its earnings press releases and periodic filings, (iii) its critical accounting policies, (iv) the quality and adequacy of its internal controls over financial reporting, disclosure controls and procedures, and accounting procedures, and (v) any audit problems or difficulties. Finally, the committee is responsible for assisting the Board in overseeing the company’s legal and regulatory compliance. The committee also prepares the report of the Audit Committee presented in the company’s annual proxy statement.

The committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors. The policy is designed to ensure that the auditor’s independence is not impaired. The policy provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. (See the section of this Proxy Statement below entitled “Pre-Approval Process and Policy.”)

The Board has determined that all committee members are financially literate under the NYSE listing standards. The Board has further determined that Mr. Day qualifies as an “audit committee financial expert” (as defined under the SEC’s rules and regulations), that he has “accounting or related financial management expertise” and that he is “independent” of the company under SEC rules and the NYSE listing rules.

THE COMPENSATION COMMITTEE

The Compensation Committee is chaired by Mr. Balloun and consists additionally of Messrs. Day and Williams. Under its charter, the committee is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules. Committee members are appointed and removed by the Board. The committee is required to meet at least quarterly. It also has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties, including any compensation consulting firm. The committee met two times during 2009.

The committee’s charter is available on the company’s Web site.  The charter sets forth the committee’s responsibilities, which include annually overseeing the establishment of goals and objectives related to the chief executive officer’s compensation, evaluating the performance of the chief executive officer and determining the amount of his compensation. The committee also reviews and makes recommendations to the Board concerning the company’s overall compensation philosophy. It further annually approves the compensation structure for, and reviews and approves the compensation of, senior officers, and it oversees the annual process for evaluating their performance. The committee also oversees the administration of the company’s equity-based and other incentive compensation plans, assists the Board with executive succession planning, and determines the compensation, including deferred compensation arrangements, for the company’s non-executive directors.

The committee meets at least annually to review and make recommendations to the Board on the compensation of the company’s non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Committee considers, among other things, the following policies and principles:

•
that the compensation should fairly pay the directors for the work, time commitment and efforts required by directors of an organization of the company’s size and scope of business activities, including service on Board committees;

•	that a component of the compensation should be designed to align the directors’ interests with the long-term interests of the company’s stockholders; and

•	that directors’ independence may be compromised or impaired for Board or committee purposes if director compensation exceeds customary levels.

No executive officer of the company is involved in determining or recommending non-executive director compensation levels. See the section of this Proxy Statement entitled “Director Compensation” below, for a more detailed discussion of compensation paid to the company’s non-executive directors during 2009.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is chaired by Mr. Williams and consists additionally of Messrs. Balloun and Day. Under its charter, the committee is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules. Committee members are appointed and removed by the Board. The committee is required to meet at least quarterly. It also has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties. The committee met two times during 2009.

The committee’s charter is available on the company’s Web site.  The charter sets forth the committee’s responsibilities, which include establishing a policy setting forth the specific, minimum qualifications that the committee believes must be met by a nominee recommended for a position on the Board, and describing any specific qualities or skills that the committee believes are necessary for one or more of the directors to possess. Such qualifications include the requirements under NYSE and SEC rules, as well as consideration of the individual skills, experience and perspectives that will help create an effective Board. The committee is responsible for establishing procedures for identifying and evaluating potential nominees for director and for recommending to the Board potential nominees for election. Candidates for election to the Board are considered in light of their background and experience using the extensive personal knowledge of current directors or through the recommendations of various advisors to the company. The committee is also required to periodically review and reassess the adequacy of the Guidelines to determine whether any changes are appropriate and recommend any such changes to the Board for its approval. The candidates proposed for election in Proposal No. 1 of this Proxy Statement were unanimously recommended by the committee to the Board.

  The committee will consider candidates recommended for nomination to the Board by stockholders of the company. Stockholders may nominate candidates for election to the Board under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a proposal must generally be provided to the Secretary not earlier than the 150th day nor later than the 120th days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, our Bylaws contain additional requirements applicable to any stockholder nomination, including a description of the information that must be included with any such proposal. For further information regarding deadlines for stockholder proposals, please see the section of this proxy statement below entitled “Stockholder Proposals for the 2011 Annual Meeting.” The manner in which the committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service as publicly disclosed by the company and to provide all of the information necessary to conduct an evaluation.

The committee believes there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position on the Board, including:

•	a high degree of personal and professional integrity;

•	ability to exercise sound business judgment on a broad range of issues;

•	sufficient experience and professional or educational background to have an appreciation of the significant issues facing public companies that are comparable to the company;

•	willingness to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its committees; and

•	being prepared to represent the best interests of the company and its stockholders and being committed to enhancing stockholder value.

In considering candidates for director nominee, the committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board, giving due consideration to the Board’s balance of diversity of perspectives, backgrounds and experiences. While the committee routinely considers diversity as a part of its deliberations, it has no formal policy regarding diversity.  With respect to current directors, the committee considers past participation in and contributions to the activities of the Board. The committee recommends director nominees to the Board based on its assessment of overall suitability to serve in accordance with the company’s policy regarding nominations and qualifications of directors.

DIRECTOR COMPENSATION

Compensation of Executive Directors

A member of our Board of Directors who is also an employee of Invesco is referred to as an executive director. Executive directors do not receive compensation for serving on our Board of Directors. We reimburse each of our executive directors for his or her travel expenses incurred in connection with his or her attendance at Board of Directors meetings.

Compensation of Non-executive Directors

A member of our Board of Directors who is not an employee of Invesco is referred to as a non-executive director. Each non-executive director received an upfront fee of $5,000 upon completion of our initial public offering (“IPO”). In addition, each non-executive director receives an annual base fee for his or her services of $25,000, payable in cash, and an annual deferred director fee of $25,000, payable in shares of our common stock under our equity incentive plan. Such shares of our common stock may not be sold or transferred during the non-executive director’s service on our Board of Directors. Both base and deferred director fees are paid on a quarterly basis. We also reimburse each of our non-executive directors for his or her travel expenses incurred in connection with his or her attendance at Board of Directors and committee meetings.

Director Compensation Table for 2009

The table below sets forth the compensation paid to our non-executive directors for services during 2009. We compensated only those directors who are independent under the NYSE listing standards.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
James S. Balloun	11,250	6,238	17,488
John S. Day	11,250	6,238	17,488
Neil Williams	11,250	6,238	17,488

(1)	Represents an initial one-time cash fee of $5,000 and a quarterly cash award of $6,250.

(2)
Reflects the full grant date fair value of such stock awards, determined in accordance with GAAP, as granted to each of our non-executive directors in payment of his or her quarterly deferred director fee. The stock awards were fully-vested as of the date of grant.

The following table presents the grant date fair value for each share award made to each non-executive director during 2009.

Name	Date of Grant	Total Grant Date Fair Value ($)
James S. Balloun	12/28/2009	6,238
John S. Day	12/28/2009	6,238
Neil Williams	12/28/2009	6,238

The aggregate number of share awards outstanding at December 31, 2009 for each of our non-executive directors was as follows:

Name	Shares Outstanding	Total Share Awards Outstanding
James S. Balloun	304	304
John S. Day	304	304
Neil Williams	304	304

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth the common stock beneficially owned as of March 18, 2010 by each stockholder known to us to beneficially own more than five percent of the company’s outstanding common stock. The percentage of ownership indicated in the following table is based on 16,938,046 shares of common stock outstanding as of March 18, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Thornburg Investment Management Inc.	1,331,729 (2)	7.86%
Wells Fargo & Company and subsidiaries	1,130,937 (3)	6.68%
Invesco Ltd.	75,100 (4)	0.41%
____________

(1)	Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and investment power with regard to the shares beneficially owned by such owner.

(2)
Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 8, 2010 by Thornburg Investment Management Inc., or Thornburg. Of the reported shares, Thornburg reported that it has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of 1,331,729 shares. The address for Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(3)
Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 26, 2010 by Wells Fargo & Company, or Wells Fargo, on behalf of itself and subsidiaries. According to the schedule, the shares are also beneficially owned by the following subsidiaries of Wells Fargo: Wells Capital Management Incorporated., Wachovia Bank, National Association, Wells Fargo Funds Management, L.L.C., Wells Fargo Advisors, L.L.C. and Evergreen Investment Management Company, L.L.C., collectively with Wells Fargo referred to as the Wells Fargo Group. Of the reported shares, the Wells Fargo Group reported that it has sole power to vote or direct the vote of 1,122,112 shares and sole power to dispose or direct the disposition of 1,130,937 shares. The address for the Wells Fargo Group is 420 Montgomery Street, San Francisco, California 94104.

(4)
Invesco Ltd. is the indirect 100% shareholder of Invesco Advisers, Inc. which purchased 100 shares of common stock in connection with our initial capitalization and purchased 75,000 shares of common stock in the concurrent private offering with our IPO. The outstanding shares excludes Invesco’s beneficial ownership of 1,425,000 units of limited partnership interests in our operating partnership (“OP units”) owned by its wholly-owned subsidiary, Invesco Investments (Bermuda) Ltd. Each such OP unit is redeemable for cash or, at our election, one share of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the shares of common stock beneficially owned as of December 31, 2009 by (1) each director and director nominee, (2) each executive officer, and (3) all current directors, director nominees and executive officers as a group. The percentage of ownership indicated in the following table is based on 16,938,046 shares of the company’s common stock outstanding on March 18, 2010.

Beneficial ownership reported in the below table has been determined according to SEC regulations and includes common stock that may be acquired within 60 days after December 31, 2009.  Unless otherwise indicated, all directors, director nominees and executive officers have sole voting and investment power with respect to the shares shown.  No shares are pledged as security. As of December 31, 2009, no individual director, director nominee or named executive officer owned beneficially 1% or more of our common stock.

Name	Shares Owned	Percent of Class
John Anzalone	5,000	*
G. Mark Armour	5,000	*
James S. Balloun (1)	7,804	*
John S. Day	2,804	*
Karen Dunn Kelley	5,000	*
Richard J. King	15,000	*
Donald R. Ramon	4,000	*
Neil Williams	5,304	*
All directors and executive officers as a group (8 persons)	49,912	*
____________________
(1)	Includes 2,500 shares held by the spouse of Mr. Balloun

EXECUTIVE COMPENSATION

On July 1, 2009, we entered into a management agreement with Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc.), our Manager, pursuant to which our Manager provides the day-to-day management of our operations. Because our management agreement provides that our Manager is responsible for managing our affairs, our executive officers, who are employees of Invesco, do not receive cash compensation from us for serving as our executive officers. Instead, our Manager compensates each of our executive officers. We pay our Manager a management fee and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel. However, we have agreed to reimburse our Manager for the compensation expense of our Chief Financial Officer in respect of the services he provides to us. Our Chief Financial Officer is dedicated exclusively to us and, as a result, we are responsible for his total compensation. Our Chief Financial Officer’s annual base salary is $175,000, and he is eligible to receive an annual bonus between 25% and 100% per annum of his base salary. For 2009, our Chief Financial Officer received an actual cash bonus of $100,000. In their capacities as officers or personnel of Invesco, persons other than our Chief Financial Officer devote such portion of their time to our affairs as is necessary to enable us to operate our business. We may in the future grant equity to our executive officers for which our Manager will reimburse us or for which there will be an offset against the management fee we otherwise owe our Manager under the management agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2009, the following directors served as members of the Compensation Committee: Mr. Balloun (Chairman) and Messrs. Day and Williams. No member of the Compensation Committee was an officer or employee of the company or any of its subsidiaries during 2009, and no member of the Compensation Committee was formerly an officer of the company or any of its subsidiaries or was a party to any disclosable related person transaction involving the company. During 2009, none of the executive officers of the company has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of the company.

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Day (Chairman) and Messrs. Balloun and Williams. Each of the members of the Audit Committee is independent as such term is defined under the New York Stock Exchange listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and independent auditor, and (iv)  the company’s compliance with legal and regulatory requirements. The Audit Committee’s function is more fully described in its written charter, which is available on the corporate governance section of the company’s Web site at www.invescomortgagecapital.com.

REVIEW OF THE COMPANY’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2009 with the company’s management. The Audit Committee has discussed with Grant Thornton LLP (“Grant Thornton”), the company’s independent registered public accounting firm, the matters required to be discussed by professional auditing standards. The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and has discussed the independence of Grant Thornton with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Respectfully Submitted by the Audit Committee:
James S. Balloun
John S. Day
Neil Williams

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the accounting firm of Grant Thornton, LLP to serve as our independent registered public accountants for the year ending December 31, 2010, subject to ratification and approval by our shareholders.  Grant Thornton has served as our independent registered public accountant since our inception in June 2008.

The fees billed or expected to be billed to the Company by Grant Thornton for professional services rendered for the year ended December 31, 2009 and for the period June 5, 2008 (date of inception) to December 31, 2008 were as follows:

	Year Ended December 31, 2009	Period from June 5, 2008 (Date of Inception) to December 31, 2008
	($ in thousands)
Audit Fees(1)	370	66
Audit-Related Fees (2)	-	-
Tax Fees(3)	31	-
All Other Fees (4)	-	-
TOTAL FEES	401	66
____________

(1)
Audit Fees consist of fees and related expenses billed for the audit of the consolidated financial statements and services provided by Grant Thornton in connection with statutory and regulatory filings or engagements. The audit fees include fees and expenses in connection with quarterly and annual reports and the issuance of consents by Grant Thornton to be named in and the use of their audit report in our registration statements.

(2)	Audit-Related Fees consist of fees and expenses billed for assurance and related professional services. Grant Thornton did not perform any audit-related services.

(3)	Tax Fees consist of professional services related to federal and state tax compliance and tax planning.

(4)	All Other Fees consist of any fees and expenses for professional services not included in one of the other categories. Grant Thornton did not perform and other services.

PRE-APPROVAL PROCESS AND POLICY

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors. The policy is designed to ensure that the auditor’s independence is not impaired. The policy sets forth the Audit Committee’s views on audit, audit-related, tax and other services. It provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. The policy defines the services and the estimated range of fees for such services that the committee has pre-approved. The term of any such categorical approval is 12 months, unless the committee specifically provides otherwise, and the policy requires the related fee levels to be set annually. Where actual invoices in respect of any service are materially in excess of the estimated range, the committee must approve such excess amount prior to payment. The policy also prohibits the company from engaging the auditors to provide certain defined non-audit services that are prohibited under SEC rules. Under the policy, the Audit Committee may delegate pre-approval authority to one or more of its members, but may not delegate such authority to the company’s management. Under the policy, our management must inform the Audit Committee of each service performed by our independent auditor pursuant to the policy. Requests to the Audit Committee for separate approval must be submitted by both the independent auditor and our chief financial officer and the request must include a joint statement as to whether it is deemed consistent with the SEC’s and PCAOB’s rules on auditor independence.

All audit and non-audit services provided to the company and its subsidiaries by Grant Thornton during 2009 were either specifically approved or pre-approved under the policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship to Our External Manager

On July 1, 2009, we entered into a management agreement with Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc.), our Manager, pursuant to which our Manager provides the day-to-day management of our operations. The management agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The management agreement has an initial two-year term and will be renewed for one-year terms thereafter unless terminated by either us or our Manager. Our Manager is entitled to receive a termination fee from us, under certain circumstances. We are also obligated to reimburse certain expenses incurred by our Manager. Our Manager is entitled to receive from us a management fee.

   Our executive officers are employees of Invesco. As a result, the terms of the management agreement between us and our Manager were negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party. With respect to 2009, we paid fees to our Manager in an aggregate amount of approximately $1.5 million.

Grants of Equity Compensation to Our Manager, Its Personnel and Its Affiliates

Under our equity incentive plan, our Compensation Committee is authorized to approve grants of equity-based awards to, among others, directors, officers, our Manager and personnel of our Manager and its affiliates. We grant shares of restricted stock to each non-executive director as part of his compensation. Future equity awards may be made to our officers and to our Manager and its personnel and affiliates under our equity incentive plan. Our equity incentive plan provides for grants of share options, restricted shares of common stock, phantom shares, dividend equivalent rights and other equity-based awards up to an aggregate of 6% of the issued and outstanding shares of our common stock (on a fully diluted basis) at the time of the award, subject to a ceiling of 40 million shares available for issuance under the plan.

Ownership of Common Stock by Affiliates

Invesco, through our Manager, beneficially owns 0.41% of our outstanding common stock. Invesco, through Invesco Investments (Bermuda) Ltd., beneficially owns 1,425,000 units of the partnership interests of our operating partnership, which is convertible into our common stock.

Registration Rights

We have entered into a registration rights agreement with regard to the common stock and OP units owned by our Manager and Invesco Investments (Bermuda) Ltd., respectively, and any shares of common stock that our Manager may elect to receive under the management agreement or otherwise. Pursuant to the registration rights agreement, we granted to our Manager and Invesco Investments (Bermuda) Ltd., respectively: (1) unlimited demand registration rights to have the shares purchased by our Manager or granted to it in the future and the shares that we may issue upon redemption of the OP units purchased by Invesco Investments (Bermuda) Ltd. registered for resale, and (2) in certain circumstances, the right to “piggy-back” these shares in registration statements we might file in connection with any future public offering so long as we retain our Manager as the manager under the management agreement. The registration rights of our Manager and Invesco Investments (Bermuda) Ltd. with respect to the common stock and OP units that they purchased in connection with our IPO will only begin to apply on July 1, 2010.

RELATED PERSON TRANSACTION POLICY

The Board of Directors has adopted written Policies and Procedures with Respect to Related Person Transactions to address the review, approval, disapproval or ratification of related person transactions. “Related persons” include the company’s executive officers, directors, director nominees, holders of more than five percent (5%) of the company’s voting securities, immediate family members of the foregoing persons, and any entity in which any of the foregoing persons is employed, is a partner or is in a similar position, or in which such person has a 5% or greater ownership interest. A “related person transaction” means a transaction or series of transactions in which the company participates, the amount involved exceeds $120,000, and a related person has a direct or indirect interest (with certain exceptions permitted by SEC rules). Examples might include sales, purchases and transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished and borrowings and lendings, including guarantees.

Management is required to present for the approval or ratification of the Audit Committee all material information regarding an actual or potential related person transaction. The policy requires that, after reviewing such information, the disinterested members of the Audit Committee will approve or disapprove the transaction. Approval will be given only if the Audit Committee determines that such transaction is in, or is not inconsistent with, the best interests of the company and its stockholders. The policy further requires that in the event management becomes aware of a related person transaction that has not been previously approved or ratified, it must be submitted to the Audit Committee promptly. The policy also permits the chairman of the Audit Committee to review and approve related person transactions in accordance with the terms of the policy between scheduled committee meetings. Any determination made pursuant to this delegated authority must be reported to the full Audit Committee at the next regularly-scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of the company’s common stock to file reports of ownership on Form 3 and reports of changes in ownership on Forms 4 or 5 with the SEC. The reporting officers, directors and 10% stockholders are also required by SEC rules to furnish the company with copies of all Section 16(a) reports they file.

Based solely on its review of copies of such reports, the company believes that all Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders were complied with during 2009.

PROPOSAL NO. 2

APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit Committee of the Board has proposed the appointment of Grant Thornton LLP as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2010 and to audit the company’s internal control over financial reporting as of December 31, 2010. During and for the fiscal year ended December 31, 2009, Grant Thornton LLP audited and rendered opinions on the consolidated financial statements of the company. In addition, Grant Thornton LLP provides the company with tax consulting and compliance services. See “Fees Paid to Independent Registered Public Accounting Firm” above. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010. The voting requirements for this proposal are described in the “Questions and Answers About Voting Your Common Stock” section above. If the appointment is not approved, the Audit Committee may reconsider the selection of Grant Thornton LLP as the company’s independent registered public accounting firm.

ADDITIONAL INFORMATION

Costs of Solicitation

The cost of solicitation of proxies will be paid by the company. In addition to the use of the mails, certain Directors or officers of the company may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.

Principal Executive Offices

Our principal executive offices are located at 1555 Peachtree Street, NE, Atlanta, Georgia 30309. Our telephone number is (404) 892-0896.

Stockholder Proposals for the 2011 Annual Meeting

In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of stockholders must be received by us no later than 120 days before the anniversary of the date of this proxy statement (e.g. not later than November 30, 2010). Such proposals should be sent to our Secretary in writing to Invesco Mortgage Capital Inc., Attn: Office of the Secretary, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bylaws, and must be a proper subject for stockholder action under Maryland law.

A stockholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with SEC proxy rules, Maryland law, our Bylaws and other legal requirements, without seeking to have the proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Under our Bylaws, notice of such a proposal must generally be provided to our Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th  day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from October 31, 2010 to November 30, 2010. (However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (i) not earlier than the 150th day prior to such annual meeting and (ii) not later than 5:00 p.m., Eastern Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made.)

Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the proxy holders, without additional proxy statement disclosure about the matter, unless the company is notified about the matter not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and the proponents otherwise satisfy the requirements of Rule 14a-4. The period under our Bylaws for receipt of such proposals for next year’s meeting is from January 10, 2011 to February 9, 2011.

United States Securities and Exchange Commission Reports

A copy of the company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2009 (the “Annual Report”), is being furnished concurrently herewith to all stockholders as of the record date. Please read it carefully.

Stockholders may obtain a copy of the Annual Report, without charge, by visiting the company’s Web site at www.invesco mortgagecapital.com  or by submitting a request to our Secretary at: company.secretary@invescomortgagecapital.com or by writing Invesco Mortgage Capital Inc., Attn: Office of the Secretary, Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Upon request to our Secretary, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

Communications with the Chairman and Non-Executive Directors

Any interested party may communicate with the Chairman of our Board or to our non-executive directors as a group at the following addresses:

E-mail: company.secretary@invescomortgagecapital.com
Mail: Invesco Mortgage Capital Inc.
Two Peachtree Pointe
1555 Peachtree Street
Atlanta, Georgia 30309
Attn: Office of the Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain items which are unrelated to the duties and responsibilities of the Board.

In addition, the company maintains the Invesco Mortgage Capital Compliance Reporting Line for employees of the company or individuals outside the company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law. Further information about the Compliance Reporting Line is available on the company’s Intranet.

Non-employees may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee
Invesco Mortgage Capital Inc.
Two Peachtree Pointe
1555 Peachtree Street N.E.
Atlanta, Georgia 30309
Attn: Office of the Secretary

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact our Secretary at: company.secretary@invescomortgagecapital.com, or by mail to Invesco Mortgage Capital Inc., Attn: Office of the Secretary, Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, or by telephone to 404-892-0896. The company undertakes, upon oral or written request to the address or telephone number above, to deliver promptly a separate copy of the company’s proxy materials or the Notice to a stockholder at a shared address to which a single copy of the applicable document was delivered. Stockholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the company’s Investor Relations Department at the contact address and telephone number provided above.

INVESCO MORTGAGE CAPITAL INC.
TWO PEACHTREE POINTE, 1555 PEACHTREE STREET N.E., ATLANTA, GEORGIA 30309

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on
Monday, May 10, 2010

To view the Proxy Statement and Annual Report on Form 10-K on the Internet, have your 11-digit Control #(s) and visit: http://bnymellon.mobular.net/bnymellon/ivr

Dear Invesco Mortgage Capital Inc. Stockholder:

The 2010 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the “Company”) will be held in the Appalachians Room, 18th Floor, at our headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, on Monday, May 10, 2010, at 3:00 p.m. (local time). The following proposals will be voted upon at the Annual Meeting:

(1) to elect five (5) directors to serve until the 2011 Annual Meeting;

(2) to appoint Grant Thornton LLP as the Company’s independent registered public accounting firm; and

(3) to consider and act upon such other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The record date for the Annual Meeting is March 18, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Stockholders of record are cordially invited to attend the Annual Meeting. Directions on how to attend the Annual Meeting and vote in person can be found on our website at: www.invescomortgagecapital.com.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter your 11 digit control number.

ACCESSING YOUR PROXY MATERIALS ONLINE

The Proxy Materials for Invesco Mortgage Capital Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/ivr

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement;

•	the Proxy Card;

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Have this Notice available WHEN YOU WANT TO VIEW your Proxy Materials online or WHEN YOU WANT TO VOTE YOUR SHARES ELECTRONICALLY
or WHEN YOU WANT TO REQUEST A PAPER COPY of the Proxy Materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone are available for the return of proxies through 11:59 PM Eastern Time on May 9, 2010.

Return of your proxy by internet or telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

INTERNET http://www.proxyvoting.com/ivr Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postagepaid envelope.

▼  FOLD AND DETACH HERE  ▼

Please mark your votes as indicated in this example	☒
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” ITEM 2.

ITEM 1 – Election of Directors Nominees:	FOR	AGAINST	ABSTAIN
1.1 G. Mark Armour	☐	☐	☐
1.2 James S. Balloun	☐	☐	☐
1.3 John S. Day	☐	☐	☐
1.4 Karen Dunn Kelley	☐	☐	☐
1.5 Neil Williams	☐	☐	☐

	FOR	AGAINST	ABSTAIN
ITEM 2 –APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

I PLAN TO ATTEND THE MEETING		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Invesco Mortgage Capital Inc. account online.

Access your Invesco Mortgage Capital Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Invesco Mortgage Capital Inc., now makes it easy and convenient to get current information on your stockholder account.

●	View account status	●	View payment history for dividends
●	View certificate history	●	Make address changes
●	View book-entry information	●	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2009 Annual Report on Form 10K are available at: http://www.proxyvoting.com/ivr

 ▼   FOLD AND DETACH HERE   ▼

PROXY
INVESCO MORTGAGE CAPITAL INC.
Annual Meeting of Stockholders – May 10, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INVESCO MORTGAGE CAPITAL INC.

The undersigned hereby appoints Neil Williams, Richard J. King, John M. Anzalone, Donald R. Ramon and Robert H. Rigsby, and each of them, with power to act without the others and with power of substitution, as proxies and attorneysinfact, and hereby authorizes them to represent and vote, as provided on the other side, all the common stock of Invesco Mortgage Capital Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders, or at any adjournment or postponement thereof, of Invesco Mortgage Capital Inc., to be held in the Appalachians Room, 18th Floor, at Invesco’s headquarters located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309, with all powers which the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250